UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 21, 2016 (March 15, 2016)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, IN	47715
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (this “Amended Report”) is being filed by Shoe Carnival, Inc. (the “Company”) solely to replace an incorrect version of the form of restricted stock award agreement filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 21, 2016 (the “Original Filing”) with the correct version of the form of restricted stock award agreement. The attached Exhibit 10.2 supersedes and replaces the previously filed Exhibit 10.2 in its entirety.

Except for the foregoing, this Amended Report does not amend, modify or update the Original Filing in any way and should be read in conjunction with the Original Filing, which speaks only as of its original filing date.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibit:

Exhibit No.	Exhibit
10.2	Form of Award Agreement for restricted stock with both performance-based and time-based restrictions granted under the Shoe Carnival, Inc. 2000 Stock Option and Incentive Plan, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: April 25, 2016	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President Chief Operating and Financial Officer and Treasurer

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